DISCONTINUED OPERATIONS (Details) - USD ($)	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020
Expenses:
Loss from discontinued operations, net of taxes	$ (64,084)	$ 0	$ 0
Discontinued Operations [Member]
Revenues	2,910
Total revenue	2,910
Expenses:
Cost of revenue	8,473
General and administrative expenses	58,521
TOTAL EXPENSES	66,994
Loss from discontinued operations before income tax expense	(64,084)
Income tax expense	0
Loss from discontinued operations, net of taxes	$ (64,084)